UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 2, 2018

Papa John’s International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21660	61-1203323
(Commission File Number)	(IRS Employer Identification No.)

2002 Papa John’s Boulevard

Louisville, Kentucky 40299-2367

(Address of principal executive offices) (Zip Code)

(502) 261-7272

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on May 2, 2018, the stockholders of Papa John’s International, Inc. (the “Company”) approved the Papa John’s International, Inc. 2018 Omnibus Incentive Plan (the “Plan”) at the Company’s 2018 Annual Meeting of Stockholders.  The Plan had been previously approved by the Company’s Board of Directors on February 22, 2018.  A description of the Plan is set forth under “Item 3, Approval of the Company’s 2018 Omnibus Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2018 and is incorporated herein by reference.  A copy of the Plan is filed as Exhibit 4.1 to this 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 2, 2018. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Election of Directors. The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Christopher L. Coleman	28,229,160	17,483	10,427	1,821,315
Olivia F. Kirtley	28,119,049	130,139	7,882	1,821,315
Laurette T. Koellner	28,202,951	46,528	7,591	1,821,315
Sonya E. Medina	28,230,631	19,082	7,357	1,821,315
John H. Schnatter	28,185,139	63,999	7,932	1,821,315
Mark S. Shapiro	27,871,864	375,224	9,982	1,821,315

Appointment of KPMG LLP as the Company’s Independent Auditors. The stockholders of the Company ratified the appointment of KPMG LLP as the Company’s independent auditors for 2018. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

29,908,873	154,101	15,411	-

Approval of the 2018 Omnibus Incentive Plan. The stockholders of the Company approved the Papa John’s International, Inc. 2018 Omnibus Incentive Plan. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

26,304,663	1,899,907	52,500	1,821,315

Advisory Approval of the Company’s Executive Compensation. The stockholders of the Company approved a resolution on advisory approval of executive compensation. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

27,939,200	184,069	133,801	1,821,315

Item 8.01. Other Events.

On May 8, 2018, the Company announced a transition in the Chief Marketing Officer position, with Brandon Rhoten, the Company’s Chief Marketing Officer, remaining with the Company through the end of May 2018.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 4.1                            Papa John’s International, Inc. 2018 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.
(Registrant)

Date: May 8, 2018	/s/ Joseph H. Smith, IV
Joseph H. Smith, IV Senior Vice President, Chief Financial Officer